Supplement dated March 22, 2010 to Prospectuses dated May 1, 2009 for

AnnuiChoice® II, AdvantEdge, Pinnacleplus, and Pinnacle V

Flexible Premium Variable Annuities

Issued by National Integrity Life Insurance Company

Through its Separate Account I and Separate Account II

This is a supplement to the prospectuses identified above.  This supplement describes important changes to the Variable Account Options and the corresponding Portfolios available in your variable annuity.  Please retain this supplement to the prospectuses for future reference.

I.  Substitution of Variable Account Options in your Variable Annuity

On April 30, 2010, National Integrity Life Insurance Company (National Integrity) will replace certain Variable Account Options and the corresponding Portfolios in your variable annuity.  The Portfolios on the left in the chart below (Existing Portfolios) will be replaced with the Portfolios on the right (Replacement Portfolios).  This is called the Substitution.

Substitution

Existing Portfolio	Replacement Portfolio
Fidelity VIP Dynamic Capital Appreciation: Service Class 2	Fidelity VIP Contrafund: Service Class 2
Fidelity VIP Growth & Income: Service Class 2	Fidelity VIP Balanced: Service Class 2
Fidelity VIP Growth & Income: Service Class	Fidelity VIP Balanced: Service Class
Fidelity VIP Growth & Income: Initial Class	Fidelity VIP Balanced: Initial Class
Fidelity VIP Growth Opportunities: Service Class 2	Fidelity VIP Contrafund: Service Class 2
Fidelity VIP Growth Opportunities: Service Class	Fidelity VIP Contrafund: Service Class
Fidelity VIP Growth Opportunities: Initial Class	Fidelity VIP Contrafund: Initial Class
Fidelity VIP Value Strategies: Service Class 2	Fidelity VIP Mid Cap: Service Class 2

Any Account Value you have in an Existing Portfolio at the end of the Business Day on April 30, 2010 will automatically be transferred to the corresponding Replacement Portfolio.  You will not incur a transfer charge and the transfers will not count toward the number of free transfers allowed each year under your contract.

Reasons for the Substitution — National Integrity is substituting the above Portfolios in an effort to strengthen and streamline the Fidelity VIP fund offerings within its variable annuities’ fund lineup.  National Integrity expects the Substitution to provide benefits to the contract owners, including a simplification of fund offerings.

Free Transfers Before the Substitution - At anytime after receiving this notice, you may transfer your Account Value out of some or all of the Existing Portfolios listed in the chart above and into any available Investment Option without incurring a transfer charge and without counting toward the number of free transfers allowed each year under your contract.

Free Transfers After the Substitution - For 30 days after the Substitution, you may transfer your Account Value that was moved in the Substitution out of the Replacement Portfolios listed in the chart above and into any available Investment Option without incurring a transfer change and without counting toward the number of free transfers allowed each year under your contract.

Continued on next page

Future Contributions and Systematic Programs — After the Substitution, any future contributions and purchases made through an automated program (such as asset rebalancing, systematic contribution, systematic transfer or dollar cost averaging) that are currently directed to an Existing Portfolio will automatically be redirected to the corresponding Replacement Portfolio.

If you are currently allocated to both an Existing Portfolio and its corresponding Replacement Portfolio, you may be over allocated to the Replacement Portfolio after the Substitution.  Please contact your financial professional to review your investment allocations.  If you wish to change your allocation, please provide us with your written instructions at National Integrity Life Insurance Company, 15 Matthews Street, #200, Goshen, New York 10924.

Guaranteed Lifetime Income Advantage Rider - If you purchased a Guaranteed Lifetime Income Advantage Rider, this substitution will take effect as described above.  Your investment allocations will remain in compliance with all investment requirements associated with those riders.  No action is required on your part.